      As filed with the Securities and Exchange Commission on June 21, 2000
                                                      Registration No. 333-_____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         AURORA BIOSCIENCES CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                                33-066-9859
      (State of Incorporation)                     (I.R.S. Employer
                                                  Identification No.)

                              11010 Torreyana Road
                           San Diego, California 92121
                                 (858) 404-6600
                    (Address of principal executive offices)

                              --------------------


                                 1996 STOCK PLAN
                            (Full title of the plans)



                              Stuart J.M. Collinson
          President, Chief Executive Officer and Chairman of the Board
                         Aurora Biosciences Corporation
                              11010 Torreyana Road
                           San Diego, California 92121
                                 (858) 404-6600
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                              Thomas A. Coll, Esq.
                               COOLEY GODWARD LLP
                        4365 Executive Drive, Suite 1100
                           San Diego, California 92121
                                 (858) 550-6000

                         CALCULATION OF REGISTRATION FEE


===========================================================================================================
                                                    PROPOSED MAXIMUM    PROPOSED MAXIMUM         AMOUNT OF
    TITLE OF SECURITIES           AMOUNT TO BE         OFFERING             AGGREGATE          REGISTRATION
      TO BE REGISTERED             REGISTERED      PRICE PER SHARE (1)  OFFERING PRICE (1)          FEE

-----------------------------------------------------------------------------------------------------------
  Stock Options and Common
  Stock (par value $.001)       2,000,000 shares         $65.91            $131,820,000         $34,800.48
===========================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on June 15, 2000 as reported on the Nasdaq National Market.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
         REGISTRATION STATEMENTS ON FORM S-8 NOS. 33-30039 AND 333-79133


        The contents of Registration Statement on Form S-8 Nos. 33-30039 and 333-79133 filed with the Securities and Exchange Commission on June 25, 1997 and May 21, 1999, respectively, are incorporated by reference herein.



                                    EXHIBITS

EXHIBIT
NUMBER                          DESCRIPTION
   5.1    Opinion of Cooley Godward LLP

  23.1    Consent of Ernst & Young LLP, Independent Auditors

  23.2    Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
          Registration Statement

  24      Power of Attorney is contained on the signature pages.

  99.1    1996 Stock Plan, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on June 20, 2000.

                                   AURORA BIOSCIENCES CORPORATION


                                   By:      /s/ STUART J.M. COLLINSON
                                      ------------------------------------------
                                   Stuart J.M. Collinson
                                   President and Chief Executive Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stuart J.M. Collinson and John Pashkowsky, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                 TITLE                            DATE
                                                  President, Chief Executive         June 20, 2000
    /s/ STUART J.M. COLLINSON                     Officer and Chairman of the
------------------------------------              Board
       (STUART J.M. COLLINSON)

       /s/ JOHN PASHKOWSKY                        Vice President of Finance and      June 20, 2000
------------------------------------              Treasurer
          (JOHN PASHKOWSKY)

        /s/ JAMES C. BLAIR                        Director                           June 20, 2000
------------------------------------
           (JAMES C. BLAIR)

    /s/ HUGH Y. RIENHOFF, JR.                     Director                           June 20, 2000
------------------------------------
       (HUGH Y. RIENHOFF, JR.)

                                                  Director                           June 20, 2000
------------------------------------
          (ROY A. WHITFELD)

     /s/ TIMOTHY J. WOLLAEGER                     Director                           June 20, 2000
------------------------------------
        (TIMOTHY J. WOLLAEGER)

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                    DESCRIPTION
   5.1    Opinion of Cooley Godward LLP

  23.1    Consent of Ernst & Young LLP, Independent Auditors

  23.2    Consent of Cooley Godward LLP is contained in
          Exhibit 5.1 to this Registration Statement

  24      Power of Attorney is contained on the signature pages.

  99.1    1996 Stock Plan, as amended.